UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022
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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Commission file number: 001-35913
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Pennsylvania		20-4929029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Oxford Centre		(412)	304-0304
301 Grant Street, Suite 2700		(Registrant’s telephone number, including area code)
Pittsburgh,	Pennsylvania	15219
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Oﬀ-Balance Sheet Arrangement of a Registrant.

On February 18, 2022, TriState Capital Holdings, Inc. (the “Company”), as borrower, entered into a First Amendment (the “First Amendment”) to the Credit Agreement, dated as of February 18, 2021 (the “Credit Agreement”), among the Company, The Huntington National Bank, as administrative agent (the “Administrative Agent”), and the lenders from time to time party thereto (the Credit Agreement, as amended by the First Amendment, the “Amended Credit Agreement”).

The First Amendment, among other things, extended the maturity of the $75 million unsecured revolving credit facility provided for in the Credit Agreement from February 18, 2022 to February 18, 2023, and implemented secured overnight financing rate (SOFR) interest rate mechanics and interest rate reference benchmark replacement provisions. Loans extended pursuant to the Amended Credit Agreement will bear interest at the lesser of (a) the Maximum Rate and (b) (i) in the case of a Base Rate Loan, the Base Rate plus 1.00% and (ii) in the case of a SOFR Loan, Term SOFR plus 3.11% (each, as defined in the Amended Credit Agreement).

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated February 18, 2022, among TriState Capital Holdings, Inc., as Borrower, the lenders party thereto, and The Huntington National Bank, as Administrative Agent.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ Brian S. Fetterolf
Brian S. Fetterolf
President and Chief Executive Officer

Date: February 25, 2022

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